Sub-Item 77O: Transactions effected pursuant to Rule 10f-3

1. Fund Name: HSBC Investor Core Plus Fixed Income Fund
2. Security Description: American Honda Finance, 4 5/8%,due 4/2/2013
3. Seller: Banc of America Securities LLC
4. Date of Purchase (and settlement, if different): 3/26/2008
5. Eligibility
   a. Registered public offering  NO
   b. Government security  NO
   c. Eligible Municipal Securities  NO
   d. Eligible Foreign Offering  NO
   e. Eligible Rule 144A Offering  YES
6. Terms:
   a. Price per share: 99.938
   b. Total amount of purchase: 250,000
   c. Commission, spread, or underwriting profit: N A
7. Size of underwriting: 900,000,000
8. Percent of issue purchase: 0.028%
9. Other purchasers advised by the adviser or sub-adviser: 0.306%

Check if the following conditions have been met
(and discuss any exceptions):

1. The securities to be purchased (i) are purchased at not more than the offering price in that offering or in any concurrent offering and prior to the end of the first full business day after the issuance, and (ii) if offered for subscription upon the exercise of rights, they are purchased on or before the fourth day preceding the day on which such rights expire. YES.
2. The securities are offered in a firm commitment underwriting. YES.
3. Underwriters commission, spread or profit is reasonable and fair compared to the commission received by other such persons in connection with the underwriting of similar securities sold during a comparable period time. YES.
4. The securities are either (i) not municipal securities and the issuer has been in continuous operation for at least three years or (ii) municipal securities and are of investment grade. YES.
5. If the Adviser of the Fund is, or is an affiliated person of, a principal underwriter of the security, the securities purchase (in the aggregate for all investment companies advised by Adviser), along with any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such investment discretion with respect to the purchase, do not exceed (i) 25% of the principal amount of the offering if purchased in an offering other than an Eligible Rule
144A Offering or (ii) 25% of the total of (a) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers plus (b) the principal amount of the offering of such class in any concurrent public offering if purchased in an Eligible Rule 144A Offering. YES.
6. The security is not being purchased directly or indirectly from the Adviser or any subsidiary or other affiliate thereof, and if the seller is a syndicate manager, such underwriter will not benefit directly or indirectly form the transaction. In respect to the purchase of Eligible Municipal Securities, such purchase is not designated as a group sale or otherwise allocated to the account of the Adviser or any subsidiary or affiliate thereof. YES.

Date: 4/21/2008
Signed: /s/ Suzanne Moran, Portfolio Manager Trader
---------

Sub-Item 77O: Transactions effected pursuant to Rule 10f-3

1. Fund Name: HSBC Investor Core Plus Fixed Income Fund
2. Security Description: Hewlett-Packard, 5.50%, due 3/1/2018
3. Seller: Banc of America Securities LLC
4. Date of Purchase (and settlement, if different): 2/25/2008
5. Eligibility
   a. Registered public offering  YES
   b. Government security  NO
   c. Eligible Municipal Securities  NO
   d. Eligible Foreign Offering  NO
   e. Eligible Rule 144A Offering  NO
6. Terms:
   a. Price per share: $99.932
   b. Total amount of purchase: $400,000
   c. Commission, spread, or underwriting profit: 0.45%
7. Size of underwriting: $750,000,000
8. Percent of issue purchase: 0.053%
9. Other purchasers advised by the adviser or sub-adviser: 0.0809%

Check if the following conditions have been met (and discuss any exceptions):

1. The securities to be purchased (i) are purchased at not more than the offering price in that offering or in any concurrent offering and prior to the end of the first full business day after the issuance, and (ii) if offered for subscription upon the exercise of rights, they are purchased on or before the fourth day preceding the day on which such rights expire. YES.
2. The securities are offered in a firm commitment underwriting. YES.
3. Underwriters commission, spread or profit is reasonable and fair compared to the commission received by other such persons in connection with the underwriting of similar securities sold during a comparable period time. YES.
4. The securities are either (i) not municipal securities and the issuer has been in continuous operation for at least three years or (ii) municipal securities and are of investment grade. YES.
5. If the Adviser of the Fund is, or is an affiliated person of, a principal underwriter of the security, the securities purchase
(in the aggregate for all investment companies advised by Adviser), along with any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such investment discretion with respect to the purchase, do not exceed (i) 25% of the principal amount of the offering if purchased in an offering other than an Eligible Rule 144A Offering or
(ii) 25% of the total of (a) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers plus (b) the principal amount of the offering of such class in any concurrent public offering if purchased in an Eligible Rule 144A Offering. YES.
6. The security is not being purchased directly or indirectly from the Adviser or any subsidiary or other affiliate thereof, and if the seller is a syndicate manager, such underwriter will not benefit directly or indirectly form the transaction. In respect to the purchase of Eligible Municipal Securities,such purchase is not designated as a group sale or otherwise allocated to the account of the Adviser or any subsidiary or affiliate thereof. YES.

Date: 4/21/2008
Signed: /s/ Suzanne Moran, Portfolio Manager Trader
---------

Sub-Item 77O: Transactions effected pursuant to Rule 10f-3

1. Fund Name: HSBC Investor Core Plus Fixed Income Fund
2. Security Description: Target Corp, 6.00%, due 1/15/2018
3. Seller: Lehman Brothers
4. Date of Purchase (and settlement, if different): 1/14/2008
5. Eligibility
   a. Registered public offering  YES
   b. Government security  NO
   c. Eligible Municipal Securities  NO
   d. Eligible Foreign Offering  NO
   e. Eligible Rule 144A Offering  NO
6. Terms:
   a. Price per share: $99.194
   b. Total amount of purchase: $350,000
   c. Commission, spread, or underwriting profit: 0.45%
7. Size of underwriting: $1,250,000,000
8. Percent of issue purchase: 0.028%
9. Other purchasers advised by the adviser or sub-adviser: 0.132%

Check if the following conditions have been met (and discuss any exceptions):

1. The securities to be purchased (i) are purchased at not more than the offering price in that offering or in any concurrent offering and prior to the end of the first full business day after the issuance, and (ii) if offered for subscription upon the exercise of rights, they are purchased on or before the fourth day preceding the day on which such rights expire. YES.
2. The securities are offered in a firm commitment underwriting. YES.
3. Underwriters commission, spread or profit is reasonable and fair compared to the commission received by other such persons in connection with the underwriting of similar securities sold during a comparable period time. YES.
4. The securities are either (i) not municipal securities and the issuer has been in continuous operation for at least three years or (ii) municipal securities and are of investment grade. YES.
5. If the Adviser of the Fund is, or is an affiliated person of, a principal underwriter of the security, the securities purchase (in the aggregate for all investment companies advised by Adviser), along with any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such investment discretion with respect to the purchase, do not exceed (i) 25% of the principal amount of the offering if purchased in an offering other than an Eligible Rule 144A Offering or
(ii) 25% of the total of (a) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers plus (b) the principal amount of the offering of such class in any concurrent public offering if purchased in an Eligible Rule
144A Offering. YES.
6. The security is not being purchased directly or indirectly from the Adviser or any subsidiary or other affiliate thereof, and if the seller is a syndicate manager, such underwriter will not benefit directly or indirectly form the transaction. In respect to the purchase of Eligible Municipal
Securities, such purchase is not designated as a group sale or otherwise allocated to the account of the Adviser or any subsidiary or affiliate thereof. YES.

Date: 4/21/2008
Signed: /s/ Suzanne Moran, Portfolio Manager Trader
---------

Sub-Item 77O: Transactions effected pursuant to Rule 10f-3

1. Fund Name: HSBC Investor Intermediate Duration Fixed Income Fund
2. Security Description: Prudential Finance, 5.15%, due 1/15/2013
3. Seller: Wachovia Capital Markets, LLC.
4. Date of Purchase (and settlement, if different): 1/8/2008
5. Eligibility
   a. Registered public offering  YES
   b. Government security  NO
   c. Eligible Municipal Securities  NO
   d. Eligible Foreign Offering  NO
   e. Eligible Rule 144A Offering  NO
6. Terms:
   a. Price per share: $99.905
   b. Total amount of purchase: $50,000
   c. Commission, spread, or underwriting profit: 0.25%
7. Size of underwriting: $600,000,000
8. Percent of issue purchase: 0.008%
9. Other purchasers advised by the adviser or sub-adviser: 0.825%

Check if the following conditions have been met (and discuss any exceptions):

1. The securities to be purchased (i) are purchased at not more than the offering price in that offering or in any concurrent offering and prior to the end of the first full business day after the issuance, and (ii) if offered for subscription upon the exercise of rights, they are purchased on or before the fourth day preceding the day on which such rights expire. YES.
2. The securities are offered in a firm commitment underwriting. YES.
3. Underwriters commission, spread or profit is reasonable and fair compared to the commission received by other such persons in connection with the underwriting of similar securities sold during a comparable period time. YES.
4. The securities are either (i) not municipal securities and the issuer has been in continuous operation for at least three years or (ii) municipal securities and are of investment grade. YES.
5. If the Adviser of the Fund is, or is an affiliated person of, a principal underwriter of the security, the securities purchase (in the aggregate for all investment companies advised by Adviser), along with any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such investment discretion with respect to the purchase, do not exceed (i) 25% of the principal amount of the offering if purchased in an offering other than an Eligible Rule 144A Offering or (ii) 25% of the total of (a) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers plus (b) the principal amount of the offering of such class in any concurrent public offering if purchased in an Eligible Rule 144A Offering. YES.
6. The security is not being purchased directly or indirectly from the Adviser or any subsidiary or other affiliate thereof, and if the seller is a syndicate manager, such underwriter will not benefit directly or indirectly form the transaction. In respect to the purchase of Eligible Municipal Securities, such purchase is not designated as a group sale or otherwise allocated to the account of the Adviser or any subsidiary or affiliate thereof. YES.

Date: 4/21/2008
Signed: /s/ Suzanne Moran, Portfolio Manager Trader
---------

Sub-Item 77O: Transactions effected pursuant to Rule 10f-3

1. Fund Name: HSBC Investor Intermediate Duration Fixed Income Fund
2. Security Description: Target Corp, 6.00%, due 1/15/2008
3. Seller: Lehman Brothers
4. Date of Purchase (and settlement, if different): 1/14/2008
5. Eligibility
   a. Registered public offering  YES
   b. Government security  NO
   c. Eligible Municipal Securities  NO
   d. Eligible Foreign Offering  NO
   e. Eligible Rule 144A Offering  NO
6. Terms:
   a. Price per share: $99.194
   b. Total amount of purchase: $500,000
   c. Commission, spread, or underwriting profit: 0.45%
7. Size of underwriting: $1,250,000,000
8. Percent of issue purchase: 0.0049%
9. Other purchasers advised by the adviser or sub-adviser: 0.1569%

Check if the following conditions have been met (and discuss any exceptions):

1. The securities to be purchased (i) are purchased at not more than the offering price in that offering or in any concurrent offering and prior to the end of the first full business day after the issuance, and
(ii) if offered for subscription upon the exercise of rights, they are purchased on or before the fourth day preceding the day on which such rights expire. YES.
2. The securities are offered in a firm commitment underwriting. YES.
3. Underwriters commission, spread or profit is reasonable and fair compared to the commission received by other such persons in connection with the underwriting of similar securities sold during a comparable period time. YES.
4. The securities are either (i) not municipal securities and the issuer has been in continuous operation for at least three years or (ii) municipal securities and are of investment grade. YES.
5. If the Adviser of the Fund is, or is an affiliated person of, a principal underwriter of the security, the securities purchase (in the aggregate for all investment companies advised by Adviser), along with any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such investment discretion with respect to the purchase, do not exceed (i) 25% of the principal amount of the offering if purchased in an offering other than an Eligible Rule 144A
Offering or (ii) 25% of the total of (a) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers plus (b) the principal amount of the offering of such class in any concurrent public offering if purchased in an Eligible Rule 144A Offering. YES.
6. The security is not being purchased directly or indirectly from the Adviser or any subsidiary or other affiliate thereof, and if the seller is a syndicate manager, such underwriter will not benefit directly or indirectly form the transaction. In respect to the purchase of Eligible Municipal Securities, such purchase is not designated as a group sale or otherwise allocated to the account of the Adviser or any subsidiary or affiliate thereof. YES.

Date: 4/21/2008
Signed: /s/ Suzanne Moran, Portfolio Manager Trader
---------

Sub-Item 77O: Transactions effected pursuant to Rule 10f-3

1. Fund Name: HSBC Investor Core Plus Fixed Income Fund
2. Security Description: Target Corp, 6.00%, due 1/15/2018
3. Seller: Lehman Brothers
4. Date of Purchase (and settlement, if different): 1/14/2008
5. Eligibility
   a. Registered public offering  YES
   b. Government security  NO
   c. Eligible Municipal Securities  NO
   d. Eligible Foreign Offering  NO
   e. Eligible Rule 144A Offering  NO
6. Terms:
   a. Price per share: $99.194
   b. Total amount of purchase: $350,000
   c. Commission, spread, or underwriting profit: 0.45%
7. Size of underwriting: $1,250,000,000
8. Percent of issue purchase: 0.028%
9. Other purchasers advised by the adviser or sub-adviser: 0.132%

Check if the following conditions have been met (and discuss any exceptions):

1. The securities to be purchased (i) are purchased at not more than the offering price in that offering or in any concurrent offering and prior to the end of the first full business day after the issuance, and (ii) if offered for subscription upon the exercise of rights, they are purchased on or before the fourth day preceding the day on which such rights expire. YES.
2. The securities are offered in a firm commitment underwriting. YES.
3. Underwriters commission, spread or profit is reasonable and fair compared to the commission received by other such persons in connection with the underwriting of similar securities sold during a comparable period time. YES.
4. The securities are either (i) not municipal securities and the issuer has been in continuous operation for at least three years or (ii) municipal securities and are of investment grade. YES.
5. If the Adviser of the Fund is, or is an affiliated person of, a principal underwriter of the security, the securities purchase (in the aggregate for all investment companies advised by Adviser), along with any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such investment discretion with respect to the purchase, do not exceed (i) 25% of the principal amount of the offering if purchased in an offering other than an Eligible Rule 144A Offering or (ii) 25% of the total of (a) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers plus (b) the principal amount of the offering of such class in any concurrent public offering if purchased in an Eligible Rule 144A
Offering. YES.
6. The security is not being purchased directly or indirectly from the Adviser or any subsidiary or other affiliate thereof, and if the seller is a syndicate manager, such underwriter will not benefit directly or indirectly form the transaction.
In respect to the purchase of Eligible Municipal Securities, such purchase is not designated as a groupsale or otherwise allocated to the account of the Adviseror any subsidiary or affiliate thereof. YES.

Date: 4/21/2008
Signed: /s/ Suzanne Moran, Portfolio Manager Trader